FORD MOTOR CREDIT COMPANY
              FEBRUARY 1998-A OWNER TRUST

                MONTHLY SERVICING REPORT

Collection Period                                                   Feb-98
Distribution Date                                                  3/15/98


Total Portfolio                                          2,300,012,263.69
Total Securities                                         2,346,000,000.00
Class A-1 Notes                                            647,000,000.00
Class A-2 Notes                                            535,000,000.00
Class A-3 Notes                                            691,500,000.00
Class A-4 Notes                                            300,000,000.00
Class B Notes                                               80,500,000.00
Class C Certificates                                        46,000,000.00
Class D Certificates                                        46,000,000.00

I. COLLECTIONS
Interest Collections
   Simple Interest                                          15,056,374.92
   Pre Computed                                              4,475,745.40
Repurchased Loan Proceeds Related to Interest                        0.00
Total Interest Collections                                  19,532,120.32

Servicer Advances
   Simple Interest Servicer Advances                           716,981.87
   Reimbursement of Previous Simple Interest Servicer Ad             0.00
   Precomputed Servicer Advances                             1,065,004.68
   Reimbursement of Previous Precomputed  Servicer Advan             0.00
Total Servicer Advances (Reimbursements)                     1,781,986.55

Principal Payments Received
   Simple Interest                                          51,897,165.21
   Pre Computed                                             16,380,806.75
Liquidation Proceeds                                                 0.00
Repurchased Loan Proceeds Related to Principal                       0.00
Recoveries from Prior Month Charge Off's                             0.00
Other Refunds Related to Principal                                   0.00
Total Principal Collections                                 68,277,971.96
Aggregate Losses for Collection Period                          71,261.16
Total Regular Principal Reduction                           68,389,233.12

Total Collections                                           89,592,078.83

II. DISTRIBUTIONS
Total Collections                                           89,592,078.83
Reserve Account Release                                              0.00
Reserve Account Draw                                                 0.00
Total Available For Distribution                            89,592,078.83

Servicing Fee:
Servicing Fee Due                                            1,916,676.89
   Per $1,000 of Original Balance                                    0.82
Servicing Fee Paid                                           1,916,676.89
   Per $1,000 of Original Balance                                    0.82
Servicing Fee Shortfall                                              0.00
   Per $1,000 of Original Balance                                    0.00

Interest:
Class A-1 Notes Monthly Interest
   Class A-1 Notes Monthly Interest Due                      1,793,807.50
      Per $1,000 of Original Balance                                 2.77
   Class A-1 Notes Monthly Interest Paid                     1,793,807.50
      Per $1,000 of Original Balance                                 2.77
   Class A-1 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-1 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-1 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-2 Notes Monthly Interest
   Class A-2 Notes Monthly Interest Due                      1,581,222.22
      Per $1,000 of Original Balance                                 2.96
   Class A-2 Notes Monthly Interest Paid                     1,581,222.22
      Per $1,000 of Original Balance                                 2.96
   Class A-2 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-2 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-2 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-3 Notes Monthly Interest
   Class A-3 Notes Monthly Interest Due                      2,062,014.58
      Per $1,000 of Original Balance                                 2.98
   Class A-3 Notes Monthly Interest Paid                     2,062,014.58
      Per $1,000 of Original Balance                                 2.98
   Class A-3 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-3 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-3 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-4 Notes Monthly Interest
   Class A-4 Notes Monthly Interest Due                        902,500.00
      Per $1,000 of Original Balance                                 3.01
   Class A-4 Notes Monthly Interest Paid                       902,500.00
      Per $1,000 of Original Balance                                 3.01
   Class A-4 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-4 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-4 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class B Notes Monthly Interest
   Class B Notes Monthly Interest Due                          150,522.22
      Per $1,000 of Original Balance                                 3.27
   Class B Notes Monthly Interest Paid                         150,522.22
      Per $1,000 of Original Balance                                 3.27
   Class B Notes Monthly Interest Shortfall                          0.00
      Per $1,000 of Original Balance                                 0.00
   Class B Notes Interest Carryover Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class B Notes Int. Carryover Shortfall                  0.00
      Per $1,000 of Original Balance                                 0.00
Total Note Interest
   Total Note Interest Due                                   6,924,942.21
      Per $1,000 of Original Balance                                 2.95
   Total Note Interest Paid                                  6,924,942.21
      Per $1,000 of Original Balance                                 2.95
   Total Note Interest Shortfall                                     0.00
      Per $1,000 of Original Balance                                 0.00
   Total Note Interest Carryover Shortfall                           0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Total Note Int. Carryover Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
Class C Certificates Monthly Interest
   Class C Certificates Monthly Interest Due                   150,522.22
      Per $1,000 of Original Balance                                 3.27
   Class C Certificates Monthly Interest Paid                  150,522.22
      Per $1,000 of Original Balance                                 3.27
   Class C Certificates Monthly Interest Shortfall                   0.00
      Per $1,000 of Original Balance                                 0.00
   Class C Certificates Interest Carryover Shortfall                 0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class C Certificates Int. Carryover Shortfa             0.00
      Per $1,000 of Original Balance                                 0.00
Class D Certificates Monthly Interest
   Class D Certificates Monthly Interest Due                   182,083.33
      Per $1,000 of Original Balance                                 3.96
   Class D Certificates Monthly Interest Paid                  182,083.33
      Per $1,000 of Original Balance                                 3.96
   Class D Certificates Monthly Interest Shortfall                   0.00
      Per $1,000 of Original Balance                                 0.00
   Class D Certificates Interest Carryover Shortfall                 0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class D Cert. Int. Carryover Shortfall                  0.00
      Per $1,000 of Original Balance                                 0.00
Total Note and Certificate Interest Paid
   Total Note and Certificate Interest Due                   6,924,942.21
   Total Note and Certificate Interest Paid                  6,924,942.21
   Total Note and Certificate Interest Shortfall                     0.00
   Total Note and Certificate Int. Carryover Shortfall               0.00
   Change in Total Note & Cert. Int. Carryover Shortfall             0.00

Principal:
Principal Distribution Amounts
   First Priority Distribution Amount                                0.00
      Per $1,000 of Original Balance                                 0.00
   Second Priority Distribution Amount                               0.00
      Per $1,000 of Original Balance                                 0.00
   Regular Principal Distribution Amount                    80,750,459.72
      Per $1,000 of Original Balance                                34.42
   Total Principal Distribution Amount                      80,750,459.72
      Per $1,000 of Original Balance                                34.42
Class A-1 Notes Monthly Principal
   Class A-1 Notes Monthly Principal Paid                   80,750,459.72
      Per $1,000 of Original Balance                               124.81
Class A-2 Notes Monthly Principal
   Class A-2 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class A-3 Notes Monthly Principal
   Class A-3 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class A-4 Notes Monthly Principal
   Class A-4 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class B Notes Monthly Principal
   Class B Notes Monthly Principal Paid                              0.00
      Per $1,000 of Original Balance                                 0.00
Total Note Principal
  Total Note Principal Paid                                 80,750,459.72
      Per $1,000 of Original Balance                                34.42
Class C Certificates Monthly Principal
   Class C Certificates Monthly Principal Paid                       0.00
      Per $1,000 of Original Balance                                 0.00
Class D Certificates Monthly Principal
   Class D Certificates Monthly Principal Paid                       0.00
      Per $1,000 of Original Balance                                 0.00
Total Note and Certificate Principal Paid
   Total Note and Certificate Principal Paid                80,750,459.72

Total Available for Distribution                            89,592,078.83
Total Distributions                                         89,592,078.83


III. POOL BALANCES AND PORTFOLIO INFORMATION
                                                                   Ending
Balances and Principal Factors:
   Aggregate Balance of Notes                            2,173,249,540.28
   Note Pool Factor                                             0.9641746
   Class A-1 Notes Balance                                 566,249,540.28
   Class A-1 Notes Pool Factor                                  0.8751925
   Class A-2 Notes Balance                                 535,000,000.00
   Class A-2 Notes Pool Factor                                  1.0000000
   Class A-3 Notes Balance                                 691,500,000.00
   Class A-3 Notes Pool Factor                                  1.0000000
   Class A-4 Notes Balance                                 300,000,000.00
   Class A-4 Notes Pool Factor                                  1.0000000
   Class B Notes Balance                                      80500000.00
   Class B Notes Pool Factor                                    1.0000000
   Class C Certificates Balance                             46,000,000.00
   Class C Certificates Pool Factor                             1.0000000
   Class D Certificates Balance                               46000000.00
   Class D Certificate Pool Factor                                   1.00
   Total Note and Cert. Balance                          2,265,249,540.28
Portfolio Information:
   Weighted Average Coupon (WAC)                                    11.11 %
   Weighted Average Remaining Maturity (WAM)                        47.49
   Remaining Number of Receivables                             168,381.00
   Portfolio Receivable Balance                          2,231,663,030.57

IV. OVERCOLLATERALIZATION INFORMATION
   Actual Class A Overcollateralization Amount             138,913,490.29
   Actual Class B Overcollateralization Amount              58,413,490.29
   Actual Class C Overcollateralization Amount              12,413,490.29
   Actual Class D Overcollateralization Amount             (33,586,509.71)
   Specified Overcollateralization Amount                   11,500,061.32
   Specified Credit Enhancement Amount                      23,000,122.64


V. RECONCILIATION OF RESERVE ACCOUNT
Beginning Reserve Account Balance                           11,500,061.32
Specified Reserve Account Balance                           11,500,061.32
   Reserve Release Amount                                            0.00
Reserve Account Draws                                                0.00
   Interim Reserve Account Balance                          11,500,061.32
Reserve Account Deposits Made                                        0.00
Ending Reserve Account Balance                              11,500,061.32
Change in Reserve Account Balance                                    0.00

VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
Liquidated Contracts:
   Liquidation Proceeds                                              0.00
   Recoveries from Prior Month Charge Off's                          0.00
Aggregate Net Losses for Collection Period                      71,261.16
Charge-off Rate for Collection Period (annualized)                   0.04 %
Cumulative Net Losses for all Periods                           71,261.16
Delinquent Receivables:
   31-60 Days Delinquent                                    16,513,643.08
   61-90 Days Delinquent                                       114,506.21
   91-120 Days Delinquent                                       60,881.11
   120+ Days Delinquent                                              0.00

Ratio of Net Losses to the Average Pool Balance:
   Second Preceding Collection Period                                0.00
   Preceding Collection Period                                       0.00
   Current Collection Period                                         0.00
   Three Month Average                                               0.00
Ratio of 60+ Delinquent Contracts to Outstanding Receivables
   Second Preceding Collection Period                                0.00
   Preceding Collection Period                                       0.00
   Current Collection Period                                         0.00
   Three Month Average                                               0.00